File No. 33-48489

               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                        AMENDMENT NO. 11

                               TO

                            FORM S-6

For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

  THE ADVANTAGE GROWTH AND TREASURY SECURITIES TRUST, SERIES 1
                      (Exact Name of Trust)

                  FIRST TRUST PORTFOLIOS, L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


          FIRST TRUST PORTFOLIOS, L.P.  CHAPMAN AND CUTLER
          Attn:  James A. Bowen         Attn:  Eric F. Fess
          1001 Warrenville Road         111 West Monroe Street
          Lisle, Illinois  60532        Chicago, Illinois  60603

        (Name and complete address of agents for service)

It is proposed that this filing will become effective (check appropriate box)

:    :  immediately upon filing pursuant to paragraph (b)
:  x :  July 31, 2002
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)


                            THE ADVANTAGE GROWTH AND
                       TREASURY SECURITIES TRUST, SERIES 1
                                 1,569,372 UNITS





PROSPECTUS
Part One
Dated July 31, 2002

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two.

The Trust

The Advantage Growth and Treasury Securities Trust, Series 1 (the "Trust") is a unit investment trust consisting of a portfolio of "zero coupon" U.S. Treasury bonds ("Treasury Obligations") and shares of The Pilgrim Growth Opportunity Funds ("Pilgrim Growth'). Pilgrim Growth are open-end diversified investment companies, commonly known as mutual funds. At June 17, 2002, each Unit represented a 1/1,569,372 undivided interest in the principal and net income of the Trust (see "The Trust" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor, First Trust Portfolios L.P. (formerly, Nike Securities L.P.), in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price per 1,000 Units is equal to the aggregate value of the Securities in the Portfolio of the Trust divided by the number of Units outstanding, multiplied by 1,000, plus a sales charge of 4.5% of the Public Offering Price (4.712% of the net amount invested) including Income and Principal cash. At June 17, 2002, the Public Offering Price per 1,000 Units was $1,378.59 (see "Public Offering" in Part Two). The minimum purchase is $1,000.

        Please retain all parts of this Prospectus for future reference.
------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

          FIRST TRUST PORTFOLIOS L.P. (FORMERLY, NIKE SECURITIES L.P.)
                                     Sponsor

                            THE ADVANTAGE GROWTH AND
                       TREASURY SECURITIES TRUST, SERIES 1
              SUMMARY OF ESSENTIAL INFORMATION AS OF JUNE 17, 2002
      Sponsor: First Trust Portfolios L.P. (formerly, Nike Securities L.P.)
                      Evaluator: First Trust Advisors L.P.
                          Trustee: JPMorgan Chase Bank



GENERAL INFORMATION


Aggregate Maturity Value of Treasury Obligations in the Trust        $1,576,000
Number of Units                                                       1,569,372
Fractional Undivided Interest in the Trust per Unit                 1/1,569,372
Public Offering Price:
   Aggregate Value of Securities in the Portfolio                    $2,078,376
   Aggregate Value of Securities per 1,000 Units                      $1,324.34
   Income and Principal cash (overdraft) in the Portfolio              $(12,229)
   Income and Principal cash (overdraft) per 1,000 Units                 $(7.79)
   Sales Charge 4.712% (4.5% of Public Offering Price
      including Income and Principal Cash)                               $62.04
   Public Offering Price per 1,000 Units                              $1,378.59
Redemption Price and Sponsor Repurchase Price Per 1,000 Units
   ($62.04 less than the Public Offering Price per 1,000 Units)       $1,316.55

Date Trust Established                                            July 12, 1992
Mandatory Termination Date                                    February 15, 2003
Evaluator's Annual Fee: $.20 per $1,000 principal amount of Treasury Obligations. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (generally 4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.
Supervisory fee payable to an affiliate of the Sponsor: Maximum of $.15 per 1,000 Units annually.
Trustee's Annual Fee:  $.94 per 1,000 Units.
Record Date: Five business days after Pilgrim Growth's ex-dividend date. Distribution Date: Ten business days after Pilgrim Growth's distribution date.

                         REPORT OF INDEPENDENT AUDITORS


The Unit Holders of The Advantage Growth and
Treasury Securities Trust, Series 1


We have audited the statement of assets and liabilities of The Advantage Growth and Treasury Securities Trust, Series 1 (the "Trust"), including the schedule of investments, as of March 31, 2002, and the related statements of operations and of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits. The Trust's financial statements for the year ended March 31, 2000, were audited by other auditors whose report, dated July 9, 2000, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trust's Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of The Advantage Growth and Treasury Securities Trust, Series 1, at March 31, 2002, and the results of its operations and changes in its net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP
Chicago, Illinois
July 15, 2002

                            THE ADVANTAGE GROWTH AND
                       TREASURY SECURITIES TRUST, SERIES 1

                       STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 2002




ASSETS

Securities, at fair value (cost, $2,194,499)                         $2,159,217
                                                                     ----------
TOTAL ASSETS                                                         $2,159,217
                                                                     ==========


LIABILITIES AND NET ASSETS

Accrued liabilities                                                   $   4,257
Cash overdraft                                                           31,598
Unit redemptions payable                                                  3,258
                                                                      ---------
TOTAL LIABILITIES                                                        39,113
                                                                      ---------


Net assets, applicable to 1,593,013 outstanding units
      of fractional undivided interest:
   Cost of Trust assets                                               2,194,499
   Net unrealized appreciation (depreciation)                           (35,282)
   Distributable funds (deficit)                                        (39,113)
                                                                      ---------
                                                                      2,120,104
                                                                      ---------

TOTAL LIABILITIES AND NET ASSETS                                     $2,159,217
                                                                     ==========

Net asset value per unit                                              $1,330.88
                                                                      =========



See notes to financial statements.

                            THE ADVANTAGE GROWTH AND
                       TREASURY SECURITIES TRUST, SERIES 1

                             SCHEDULE OF INVESTMENTS

                                 March 31, 2002



    Maturity                                                                            Fair
      Value           Name of Issuer and Title of Security (1)                          Value

                      "Zero coupon" U.S. Treasury bonds
$1,596,000 (2)            maturing February 15, 2003                                $1,560,894
                                                                                    ----------
                      Total Treasury Obligations (cost $1,499,822) - 74%             1,560,894
                                                                                    ----------
     Number
    of Shares         Name of Issuer of Securities (1)


     4,971            The Pilgrim Growth Opportunity Fund (T)                           65,820
    38,063            The Pilgrim Growth Opportunity Fund (A)                          532,503
                                                                                      --------
                      Total securities (cost $694,677) - 28%                           598,323
                                                                                      --------

                      Total investments (total cost $2,194,499) - 102%              $2,159,217
                                                                                    ==========


                            THE ADVANTAGE GROWTH AND
                       TREASURY SECURITIES TRUST, SERIES 1

                       SCHEDULE OF INVESTMENTS (continued)

                                 March 31, 2002






(1)     Percentages are calculated based on net assets.

(2) The Treasury Obligations have been purchased at a discount from their par value because there is no stated interest rate thereon (such securities are often referred to as U.S. Treasury zero coupon bonds). Over the life of the Treasury Obligations the value increases, so that upon maturity the holders will receive 100% of the principal amount thereof.

























See notes to financial statements.

                            THE ADVANTAGE GROWTH AND
                       TREASURY SECURITIES TRUST, SERIES 1

                            STATEMENTS OF OPERATIONS



                                                             Year Ended March 31,

                                                   2002              2001            2000


Interest income                                 $110,998           $80,323          $108,758

Dividends:
   Ordinary income                                 4,500            23,887           370,974
   Capital gain                                        -            61,935           327,733
                                                --------------------------------------------
      Total investment income                    115,498           166,145           807,465
                                                --------------------------------------------

Expenses:
   Trustee and other service fees                 (3,284)           (2,065)           (1,929)
   Evaluator's fees                                 (263)             (372)             (387)
   Supervisory fees                                 (198)             (279)             (291)
   Tax reporting fee                              (1,625)                -                 -
   Other expenses                                 (1,721)             (944)           (1,033)
                                                 -------------------------------------------
   Total expenses                                 (7,091)           (3,660)           (3,640)
                                                 -------------------------------------------
      Investment income (loss) - net             108,407           162,485           803,825

Net gain (loss) on investments:
   Net realized gain (loss)                        5,394            68,875            73,066
   Change in net unrealized appreciation
      (depreciation)                            (178,727)         (906,476)          132,798
                                                --------------------------------------------
                                                (173,333)         (837,601)          205,864
                                                --------------------------------------------

Net increase (decrease) in net assets
   resulting from operations                    $(64,926)        $(675,116)       $1,009,689
                                                ============================================


See notes to financial statements.


                            THE ADVANTAGE GROWTH AND
                       TREASURY SECURITIES TRUST, SERIES 1

                       STATEMENTS OF CHANGES IN NET ASSETS



                                                             Year Ended March 31,

                                                   2002              2001            2000

Net increase (decrease) in net assets
      resulting from operations:
   Investment income (loss) - net               $108,407          $162,485          $803,825
   Net realized gain (loss) on investments         5,394            68,875            73,066
   Change in net unrealized appreciation
      (depreciation) on investments             (178,727)         (906,476)          132,798
                                                --------------------------------------------
   Net increase (decrease) in net assets
      resulting from operations                  (64,926)         (675,116)        1,009,689
                                                --------------------------------------------

Unit redemptions                                (232,034)         (190,848)         (237,882)

Distributions to unit holders:
   Investment income - net                             -           (27,037)         (369,922)
   Principal from investment transactions              -           (61,917)         (327,714)
                                                --------------------------------------------
   Total distributions                                 -           (88,954)         (697,636)
                                                --------------------------------------------
Total increase (decrease) in net assets         (296,960)         (954,918)           74,171

Net assets:
   Beginning of the year                       2,417,064         3,371,982         3,297,811
                                               ---------------------------------------------

   End of the year                            $2,120,104        $2,417,064        $3,371,982
                                              ==============================================
Distributable funds (deficit) at end
   of the year                                  $(39,113)          $(5,447)         $(25,054)
                                                ============================================

Trust units:
   Beginning of the year                       1,766,820         1,882,242         2,024,804
   Redemptions                                  (173,807)         (115,422)         (142,562)
                                               ---------------------------------------------
   End of the year                             1,593,013         1,766,820         1,882,242
                                               =============================================


See notes to financial statements.

                            THE ADVANTAGE GROWTH AND
                       TREASURY SECURITIES TRUST, SERIES 1

                          NOTES TO FINANCIAL STATEMENTS



1.    Organization

The Advantage Growth and Treasury Securities Trust, Series 1 (the "Trust") is a unit investment trust consisting of a portfolio of "zero coupon" U.S. Treasury bonds ("Treasury Obligations") and shares of The Pilgrim Growth Opportunity Funds ("Pilgrim Growth"). Pilgrim Growth are open-end diversified investment companies, commonly known as mutual funds.


2.    Significant accounting policies

Basis of presentation - The financial statements are presented on the accrual basis of accounting.

Security valuation -The Treasury Obligations are stated at values determined by First Trust Advisors L.P. (the "Evaluator"), an affiliate of First Trust Portfolios L.P. (formerly, Nike Securities L.P.) (the "Sponsor"). The values are based on (1) current bid prices for the securities obtained from dealers or brokers who customarily deal in securities comparable to those held by the Trust, (2) current bid prices for comparable securities, (3) appraisal or (4) any combination of the above.

Shares of Pilgrim Growth are stated at Pilgrim Growth's published net asset values as reported by the Evaluator. Net asset value is determined by dividing the value of Pilgrim Growth's securities plus any cash and other assets (including accrued interest and dividends receivable) less all liabilities (including accrued expenses) by the number of shares outstanding, adjusted to the nearest whole cent.

Investment income - Dividends from the Pilgrim Growth shares are recorded on Pilgrim Growth's ex-dividend date.

Interest income consists of amortization of original issue discount and market discount or premium on the Treasury Obligations. Such amortization is included in the cost of the Treasury Obligations and not in distributable funds because it is not currently available for distribution to unit holders.

Security cost - Cost of the Trust's Treasury Obligations is based on the offering price of the Treasury Obligations on the dates the Treasury Obligations were deposited in the Trust, plus amortization of original issue discount and amortization of market discount or premium. Cost of the Pilgrim Growth shares is based on the net asset value of such shares on the dates the shares were deposited in the Trust. The cost of securities sold is determined using the average cost method. Sales of securities and fund shares are recorded on the trade date.

Federal income taxes - The Trust is not taxable for federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for federal income taxes.

Expenses of the Trust - The Trust pays a fee for Trustee services to JPMorgan Chase Bank of $.94 per annum per 1,000 units and an annual supervisory fee to an affiliate of the Sponsor of $.15 per 1,000 units. Such fees are based on the largest aggregate number of units outstanding during the calendar year. In addition, the Evaluator will receive an annual fee based on $.20 per $1,000 principal amount of Treasury Obligations outstanding. The Trust also pays recurring financial reporting costs.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Revised Audit and Accounting Guide - As required, effective April 1, 2001, the Trust adopted the appropriate provisions of the revised AICPA Audit and Accounting Guide, "Audits of Investment Companies." The adoption of these provisions had no impact on net assets or net asset value per unit. Additional required disclosures have been presented on a prospective basis.

Reclassification - Certain amounts in the prior years have been reclassified to conform to the current year presentation.


3.    Net unrealized appreciation (depreciation)

An analysis of net unrealized appreciation (depreciation) at March 31, 2002 follows:


                                    Treasury
                                   Obligations     Securities        Total

      Unrealized depreciation        $     -        $(96,354)      $(96,354)
      Unrealized appreciation         61,072               -         61,072
                                     --------------------------------------
                                     $61,072        $(96,354)      $(35,282)
                                     ======================================


4.    Other information

Cost to investors - The cost to initial investors of units of the Trust was based on the aggregate offering price of the Treasury Obligations and the net asset value of the Pilgrim Growth shares on the date of an investor's purchase, plus a sales charge of 5.0% of the Public Offering Price, which is equivalent to approximately 5.263% of the net amount invested.

Distributions to unit holders - Distributions to unit holders are made ten business days after Pilgrim Growth's distribution date.

Selected data per 1,000 units of the Trust outstanding throughout the year -

Investment income - interest and dividends, Expenses and Investment income
(loss) - net per 1,000 units have been calculated based on the weighted-average number of units outstanding during the year. Distributions to unit holders, if any, per 1,000 units reflect the Trust's actual distributions during the year. The Net gain (loss) on investments per unit includes the effects of changes arising from the issuance and/or redemption of units during the year at net asset values which differed from the net asset value per unit at the beginning of the year.


                                                           Year ended March 31,

                                                   2002            2001              2000


Investment income - interest and dividends        $67.55          $90.87           $416.93
Expenses                                           (4.15)          (2.00)            (1.88)
                                                  ----------------------------------------
      Investment income (loss) - net               63.40           88.87            415.05

Distributions to unit holders:
   Investment income - net                           -            (14.96)          (192.54)
   Principal from investment transactions            -            (34.26)          (170.11)

Net gain (loss) on investments                   (100.55)        (463.09)           110.36
                                                 -----------------------------------------
      Total increase (decrease) in net assets     (37.15)        (423.44)           162.76

Net assets:
   Beginning of the year                        1,368.03        1,791.47          1,628.71
                                               -------------------------------------------

   End of the year                             $1,330.88       $1,368.03         $1,791.47
                                               ===========================================

Total return                                       (2.72)%
Ratio of total expenses to average net assets        .31%
Ratio of net investment income (loss) to
   average net assets                               4.70%


                            THE ADVANTAGE GROWTH AND
                       TREASURY SECURITIES TRUST, SERIES 1

                                    PART ONE
                        Must be Accompanied by Part Two

                               -------------------
                               P R O S P E C T U S
                               -------------------


              SPONSOR: First Trust Portfolios L.P. (formerly, Nike Securities L.P.)
                                      1001 Warrenville Road
                                      Lisle, Illinois  60532
                                      (800) 621-1675

              TRUSTEE:                JPMorgan Chase Bank
                                      4 Chase MetroTech Center, 3rd Floor
                                      Brooklyn, New York  11245

              LEGAL COUNSEL           Chapman and Cutler
              TO SPONSOR:             111 West Monroe Street
                                      Chicago, Illinois  60603

              LEGAL COUNSEL           Carter, Ledyard & Milburn
              TO TRUSTEE:             2 Wall Street
                                      New York, New York  10005

              INDEPENDENT             Deloitte & Touche LLP
              AUDITORS:               180 North Stetson Avenue
                                      Chicago, Illinois 60601


This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.



           THE ADVANTAGE GROWTH AND TREASURY SECURITIES TRUST

PROSPECTUS
Part Two                                    NOTE:  THIS PART TWO PROSPECTUS MAY
Dated July 31, 2002                                  ONLY BE USED WITH PART ONE

The Trust. The Advantage Growth and Treasury Securities Trust (the "Trust") is a unit investment trust consisting of a portfolio of zero coupon U.S. Treasury bonds and shares of ING Growth Opportunities Fund ("ING Growth" or the "Fund"). ING Growth Opportunities Fund was formerly known as Pilgrim Growth Opportunities Fund, the Northstar Advantage Growth Fund and The Northstar Growth Fund. ING Growth is an open-end diversified management investment company, commonly known as a mutual fund.

The objective of the Trust is to protect Unit holders' capital by investing a portion of the Trust's portfolio in zero coupon U.S. Treasury bonds ("Treasury Obligations") and to provide for potential capital appreciation by investing a portion of the Trust's portfolio in shares of ING Growth. Collectively the Treasury Obligations and the ING Growth shares are referred to herein as the "Securities." See "Portfolio" in Part One of the Prospectus. ING Growth's investment objective is to obtain long-term growth of capital by investing primarily in domestic common stocks. The Fund invests primarily in U.S. companies that the portfolio manager feels have above-average prospects for growth. The Trust has a termination date as set forth in "Summary of Essential Information" in Part One of the Prospectus. The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government and are backed by the full faith and credit of the U.S. Government. The guarantee of the U.S. Government does not apply to the market value of the Treasury Obligations or the Units of the Trust, whose net asset value will fluctuate and, prior to maturity, may be worth more or less than a purchaser's acquisition cost. There is, of course, no guarantee that the objective of the Trust will be achieved.

Each Unit of the Trust represents an undivided fractional interest in all the Securities deposited in the Trust. The Trust has been organized so that purchasers of Units should receive, at the termination of the Trust, an amount per Unit at least equal to $1.00 (which is equal to the per Unit value upon maturity of the Treasury Obligations), even if the Trust never paid a dividend and the value of the ING Growth shares were to decrease to zero, which the Sponsor considers highly unlikely. This feature of the Trust provides Unit holders who purchase Units at a price of $1.00 or less per Unit with total principal protection, including any sales charges paid, although they might forgo any earnings on the amount invested. To the extent that Units are purchased at a price less than $1.00 per Unit, this feature may also provide a potential for capital appreciation. UNIT HOLDERS DISPOSING OF THEIR UNITS PRIOR TO THE MATURITY OF THE TRUST MAY RECEIVE MORE OR LESS THAN $1.00 PER UNIT, DEPENDING ON MARKET CONDITIONS ON THE DATE UNITS ARE SOLD OR REDEEMED.

The Treasury Obligations deposited in the Trust will mature on the date listed in "Portfolio" appearing in Part One. The Treasury Obligations in the Trust had a maturity value equal to or greater than the aggregate Public Offering Price (which includes the sales charge) of the Units of the Trust on the Initial Date of Deposit. The ING Growth shares deposited in the Trust's portfolio have no fixed maturity date and the net asset value of the shares will fluctuate. See "Portfolio" appearing in Part One of the Prospectus.

  BOTH PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Public Offering Price. The Public Offering Price per Unit will be based upon a pro rata share of the bid prices of the Treasury Obligations and the net asset value of the ING Growth shares in the Trust plus or minus a pro rata share of cash, if any, in the Principal Account of the Trust plus a maximum sales charge as set forth in "Summary of Essential Information" in Part One of the Prospectus. The minimum purchase is that amount set forth in Part One of the Prospectus. The sales charge is reduced on a graduated scale for sales involving at least that amount set forth in Part One of the Prospectus. See "Public Offering-How is the Public Offering Price Determined?"

Dividend and Capital Distributions. Distributions, if any, of net income, other than amortized discount, will be made at least annually. Distributions of realized capital gains, if any, received by the Trust, will be made whenever ING Growth makes such a distribution. Any distribution of income and/or capital will be net of the expenses of the Trust. INCOME WITH RESPECT TO THE ACCRUAL OF ORIGINAL ISSUE DISCOUNT ON THE TREASURY OBLIGATIONS WILL NOT BE DISTRIBUTED CURRENTLY, ALTHOUGH UNIT HOLDERS WILL BE SUBJECT TO INCOME TAX AT ORDINARY INCOME RATES AS IF A DISTRIBUTION HAD OCCURRED. See "What is the Federal Tax Status of Unit Holders?" Additionally, upon termination of the Trust, the Trustee will distribute, upon surrender of Units for redemption, to each Unit holder his or her pro rata share of the Trust's assets, less expenses, in the manner set forth under "Rights of Unit Holders-How are Income and Principal Distributed?"

Reinvestment. Each Unit holder will, unless he or she elects to receive cash payments, have distributions of principal (including, if elected by Unit holders, the proceeds received upon the maturity of the Treasury Obligations in the Trust at termination), capital, if any, and income earned by the Trust, automatically invested in shares of ING Growth (if Units are properly registered) in the name of the Unit holder. Such distributions (including, if elected by Unit holders, the proceeds received upon the maturity of the Treasury Obligations in the Trust at termination) will be reinvested without a sales charge or the imposition of a contingent deferred sales load to the participant on each applicable distribution date. See "Rights of Unit Holders-How Can Distributions to Unit Holders be Reinvested?"

Secondary Market for Units. The Sponsor may maintain a market for Units of the Trust and offer to repurchase such Units at prices which are based on the aggregate bid side evaluation of the Treasury Obligations and the aggregate net asset value of ING Growth shares in the Trust plus or minus a pro rata share of cash, if any, in the Principal Account of the Trust.

           THE ADVANTAGE GROWTH AND TREASURY SECURITIES TRUST

What is The Advantage Growth and Treasury Securities Trust?

The Advantage Growth and Treasury Securities Trust is a series of investment companies created by the Sponsor under the name of The Advantage Growth and Treasury Securities Trust, all of which are generally similar but each of which is separate and is designated by a different series number (the "Trust"). This series was created under the laws of the State of New York pursuant to a Trust Agreement (the "Indenture"), dated the Initial Date of Deposit, with First Trust Portfolios L.P. (formerly known as Nike Securities L.P.) as Sponsor, JPMorgan Chase Bank as Trustee, First Trust Advisors L.P. as Evaluator and Portfolio Supervisor.

The objective of the Trust is to protect Unit holders' capital by investing a portion of the Trust's portfolio in zero coupon U.S. Treasury bonds ("Treasury Obligations") and to provide for potential capital appreciation by investing a portion of the Trust's portfolio in shares of ING Growth Opportunities Fund ("ING Growth"). ING Growth Opportunities Fund was formerly known as Pilgrim Growth Opportunities Fund, the Northstar Advantage Growth Fund and The Northstar Growth Fund. The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government and are backed by the full faith and credit of the U.S. Government. The guarantee of the U.S. Government does not apply to the market value of the Treasury Obligations or the Units of the Trust, whose net asset value will fluctuate and, prior to maturity, may be more or less than a purchaser's acquisition cost. ING Growth is an open end mutual fund whose investment objective is to obtain long-term growth of capital by investing primarily in domestic common stocks. Collectively, the Treasury Obligations and ING Growth shares in the Trust are referred to herein as the "Securities." There is, of course, no guarantee that the objective of the Trust will be achieved.

The Trust has been organized so that purchasers of Units should receive, at the termination of the Trust, an amount per Unit at least equal to $1.00 per Unit (which is equal to the per Unit value upon maturity of the Treasury Obligations), even if the ING Growth shares never paid a dividend and the value of ING Growth shares in the Trust were to decrease to zero, which the Sponsor considers highly unlikely. The receipt of only $1.00 per Unit upon the termination of the Trust (an event which the Sponsor believes is unlikely) represents a substantial loss on a present value basis. Furthermore, the $1.00 per Unit in no respect protects investors against diminution in the purchasing power of their investment due to inflation (although expectations concerning inflation are a component in determining prevailing interest rates, which in turn determine present values). To the extent that Units of the Trust are redeemed, the aggregate value of the Securities in the Trust will be reduced and the undivided fractional interest represented by each outstanding Unit of the Trust will increase. See "Rights of Unit Holders-How May Units be Redeemed?" The Trust has a Mandatory Termination Date as set forth under "Summary of Essential Information" appearing in Part One of the Prospectus.

What are the Expenses and Charges?

At no cost to the Trust, the Sponsor has borne all the expenses of creating and establishing the Trust, including the cost of the initial preparation, printing and execution of the Indenture and the certificates for the Units, legal and accounting expenses, expenses of the Trustee and other out-of-pocket expenses. The Sponsor will not receive any fees in connection with its activities relating to the Trust. However, legal and regulatory filing fees and expenses associated with annually updating the Trusts' registration statements are also chargeable to each Trust.

First Trust Advisors, L.P., an affiliate of the Sponsor, will receive an annual supervisory fee, which is not to exceed the amount set forth under "Summary of Essential Information" appearing in Part One of the Prospectus, for providing portfolio supervisory services for the Trust. Such fee is based on the number of Units outstanding in the Trust on January 1 of each year except during the year or years in which an initial offering period occurs in which case the fee for a month is based on the number of Units outstanding at the end of such month in such year.

The Evaluator will receive a fee as indicated in "Summary of Essential Information" appearing in Part One of the Prospectus. No fee is paid to the Evaluator with respect to the ING Growth shares in the Trust.

The Trustee pays certain expenses of the Trust for which it is reimbursed by the Trust. The Trustee will receive for its ordinary recurring services to a Trust and for all normal expenses of the Trustee incurred by or in connection with its responsibilities under the Indenture, an annual fee computed at $.85 per annum per 1,000 Units in the Trust outstanding based upon the largest aggregate number of Units of the Trust outstanding at any time during the year. For a discussion of the services performed by the Trustee pursuant to its obligations under the Indenture, reference is made to the material set forth under "Rights of Unit Holders." Rule 12b-1 fees imposed on shares of ING Growth held in the Trust, are rebated to the Trust, deposited in the Income Account and are used to pay expenses of the Trust.

The Trustee's and the above described fees are payable from the Income Account of the Trust to the extent funds are available and then from the Principal Account of the Trust. Since the Trustee has the use of the funds being held in the Principal and Income Accounts for payment of expenses and redemptions and since such Accounts are noninterest-bearing to Unit holders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to the Trust is expected to result from the use of these funds.

Each of the above mentioned fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor.

The following additional charges are or may be incurred by the Trust: all legal and annual auditing expenses of the Trustee incurred by or in connection with its responsibilities under the Indenture; the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Indenture; indemnification of the Trustee for any loss, liability or expense incurred by it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of the Trust; indemnification of the Sponsor for any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct in acting as Depositor of the Trust; all taxes and other government charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses and the Trustee's annual fee, when paid or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Securities in the Trust in order to make funds available to pay all these amounts if funds are not otherwise available in the Income and Principal Accounts of the Trust except that the Trustee shall not sell Treasury Obligations to pay Trust expenses.

The Indenture requires the Trust to be audited on an annual basis at the expense of the Trust by independent auditors selected by the Sponsor. So long as the Sponsor is making a secondary market for the Units, the Sponsor is required to bear the cost of such annual audits to the extent such cost exceeds $.50 per 1,000 Units. Unit holders of the Trust covered by an audit may obtain a copy of the audited financial statements upon request.

What is the Federal Tax Status of Unit Holders?

This section summarizes some of the main U.S. federal income tax consequences of owning Units of the Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

Assets of the Trust. The Trust will hold one or more of the following:
(i) zero coupon U.S. Treasury bonds (the "Treasury Obligations") and
(ii) interests in a mutual fund (the "RIC Shares"). All of the assets held by the Trust constitute the "Trust Assets." For purposes of this federal tax discussion, it is assumed that the RIC Shares constitute shares in an entity treated as a regulated investment company (the "RIC") for federal income tax purposes.

In the opinion of Chapman and Cutler, counsel for the Sponsor, under existing law:

Trust Status. The Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., dividends, accruals of original issue discount, and capital gains, if any) from the Trust Assets when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust Assets which you must take into account for federal income tax purposes is not reduced by amounts used to pay Trust expenses (including the deferred sales charge, if any).

Your Tax Basis and Income or Loss Upon Disposition. If the Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, generally including sales charges, among each Trust Asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of accruals of original issue discount, as discussed below, or certain dividends that exceed the RIC's accumulated earnings and profits).

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations. In the case of capital gains dividends, the determination of which portion of the capital gain dividend, if any, that may be treated as long term gain from property held for more than five years eligible for the 18% (or 8%) tax rate will be made based on regulations prescribed by the United States Treasury.

Dividends from RIC Shares. Some dividends on the RIC Shares may qualify as "capital gain dividends," generally taxable to you as long-term capital gains. Other dividends on the RIC Shares, except for any dividends designated as exempt-interest dividends, will generally be taxable to you as ordinary income. If you hold a Unit six months or less or if the Trust holds a RIC Share for six months or less, any loss incurred by you related to the disposition of such RIC Share will be treated as long-term capital loss to the extent of any long-term capital gain distributions received (or deemed to be received) with respect to such RIC Share. Distributions of income or capital gains declared on RIC Shares in October, November or December will be deemed to have been paid to you on December 31 of the year they are declared, even when paid by the RIC during the following January.

Dividends Received Deduction. A corporation that owns Units generally will not be entitled to the dividends received deduction with respect to many dividends received by the Trust, because the dividends received deduction is generally not available for dividends from RICs. However, certain dividends on the RIC Shares that are attributable to dividends received by the RIC from certain domestic corporations may be designated by the RIC as being eligible for the dividends received deduction.

Original Issue Discount. The Treasury Obligations will generally be treated as having original issue discount. This original issue discount is generally equal to the difference between the amount payable on the due date and your purchase price allocable to the Treasury Obligations. Original issue discount accrues on a daily basis and is generally treated as interest income for federal income tax purposes as it accrues. Your basis of each Treasury Obligation must be increased as original issue discount accrues. The rules relating to original issue discount are very complex and special rules apply in numerous circumstances.

Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of the Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by the Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of the Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

Foreign, State and Local Taxes. Under certain circumstances, a RIC may elect to pass through to its shareholders certain foreign taxes paid by the RIC. If the RIC makes this election with respect to RIC Shares, you must include in your income for federal income tax purposes your portion of such taxes, and you may be entitled to a credit or deduction for such taxes.

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you may not be subject to U.S. federal income taxes, including withholding taxes, on some of the income from the Trust or on gain from the sale or redemption of your Units, provided that certain conditions are met. You should consult your tax advisor with respect to the conditions you must meet in order to be exempt for U.S. tax purposes.

Unit holders desiring to purchase Units for tax-deferred plans and IRAs should consult their broker for details on establishing such accounts. Units may also be purchased by persons who already have self-directed plans established. See "Are Investments in the Trust Eligible for Retirement Plans?"

In the opinion of Carter, Ledyard & Milburn, Special Counsel to the Trust for New York tax matters, under the existing income tax laws of the State of New York the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unit holders thereof.

Are Investments in the Trust Eligible for Retirement Plans?

Units of the Trust are eligible for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other tax-deferred retirement plans. Generally, the Federal income tax relating to capital and income received in each of the foregoing plans is deferred until distributions are received. Distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. Fees and charges with respect to such plans may vary.

                                PORTFOLIO

What are Zero Coupon Treasuries?

The Treasury Obligations deposited in the Trust consist of U.S. Treasury bonds which have been stripped of their unmatured interest coupons. The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government, and are backed by the full faith and credit of the U.S. Government. Treasury Obligations are purchased at a deep discount because the buyer obtains only the right to a fixed payment at a fixed date in the future and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the Treasury Obligations) is that a fixed yield is earned not only on the original investment but also, in effect, on all earnings during the life of the discount obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligations at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, the Treasury Obligations are subject to substantially greater price fluctuations during periods of changing interest rates than are securities of comparable quality which make regular interest payments. The effect of being able to acquire the Treasury Obligations at a lower price is to permit more of the Trust's portfolio to be invested in shares of ING Growth.

What is the ING Growth Opportunities Fund?

The portfolio of the Trust also contains shares of ING Growth. ING Growth is a Massachusetts business trust registered as an open-end, management investment company, commonly known as a mutual fund. ING Growth's investment objective is long-term growth of capital. The shares of ING Growth deposited in the Trust are maintained on the books of ING Growth's transfer agent.

ING Growth currently offers three classes of shares ("Class A," "Class B" and "Class C") which may be purchased at a price equal to their respective net asset value per share, plus a sales charge. The Trust has purchased Class T shares, which as of June 5, 1995 are no longer offered for sale by any ING Fund, except in connection with reinvestment of dividends and other distributions, upon exchange of Class T shares of another ING Fund or upon exchange from the Class T Account of the Money Market Fund. Any reference to ING Growth shares in this Prospectus shall refer to Class T shares.

ING Growth has followed the practice of paying a distribution at least once annually representing substantially all of its net investment income and distributing any net realized capital gains.

The table below shows important financial information for ING Growth, such as net investment income, expenses, and dividends, expressed in terms of one share outstanding throughout the period. For the five months ended May 31, 2001 and the year ended December 31, 2000, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to December 31, 2000, the financial information was audited by other independent auditors. The information provided for the six-month period ended November 30, 2001 is unaudited. A report of the Fund's independent auditors, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

                Selected per Share Data and Ratios for an ING Growth Share Outstanding throughout the Period

ING Growth Fund

                                                  Six Months    Five
                                                  Ended         Months      Year        Year        Year        Year
                                                  11/30/01      Ended       Ended       Ended       Ended       Ended
                                                  (unaudited)   5/31/01(1)  12/31/00    12/31/99    12/31/98    12/31/97
                                                  ________      ________    ________    ________    ________    ________
Per Share Operating performance:
Net asset value, at beginning of period       $    17.73         24.29       31.93       25.59       21.01       17.82
                                                  _______       _______     _______     _______     _______     _______
Net investment income (loss)                  $    (0.43)        (0.17)      (0.50)      (0.39)      (0.36)      (0.17)
Net realized and unrealized
   gain on investments                        $    (3.69)        (6.39)      (5.65)      19.57        5.14        4.22
                                                  _______       _______     _______     _______     _______     _______
Total from investment operations              $    (4.12)        (6.56)      (6.15)      19.18        4.78        4.05
                                                  ========      ========    ========    ========    ========    ========
Less distributions from:
Net realized gain on investments              $      -             -         (1.49)     (12.84)      (0.21)      (0.85)
                                                  _______       _______     _______     _______     _______     _______
Total distributions                           $      -             -         (1.49)     (12.84)      (0.21)      (0.85)
                                                  ========      ========    ========    ========    ========    ========
Net asset value at end of period              $    13.61         17.73       24.29       31.93       25.59       21.02
                                                  _______       _______     _______     _______     _______     _______
Total return(2)                               %   (23.24)       (27.01)     (19.60)      91.72       22.79       22.94
Ratios and supplemental data:
Net assets at end of period (thousands)       $   17,755        29,666      48,095      83,772      52,023      73,674
Ratios to average net assets:
Net expenses after expense
   reimbursement(3)                           %     2.45          2.38        2.11        2.03        2.05        2.03
Gross expenses prior to expense
   reimbursement(3)                           %     2.45          2.38        2.11        2.03        2.05        2.03
Net investment income (loss) after
   expense reimbursement(3)                   %    (2.30)        (1.99)      (1.51)      (1.62)      (1.19)      (0.81)
Portfolio turnover rate                       %      251           217         326         286          98          32

______________

(1) The Fund changed its fiscal year-end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(3) Annualized for periods less than a year.

There are two types of fees and expenses when you invest in the Fund: fees, including sales charges, you pay directly when you buy or sell shares; and operating expenses paid each year by the Fund.

Fees you pay directly

Maximum Sales Charge (as a percentage of Offering Price)                                             0%
Maximum Deferred Sales Charge (as a percentage of purchase or sales price, whichever is less)        4%(1)
Exchange Fee                                                                                        $0

Annual ING Growth Operating Expenses
 (as a percentage of average net assets)

Management Fee                                                                                     .95%
Distribution and Service (12b-1) Fee                                                               .95%
Other Expenses                                                                                     .48%
Total Fund Operating Expenses                                                                     2.38%

______________

(1) Imposed upon redemption within four years from purchase. Deferred sales charge on redemptions declines 1% annually from a maximum of 4% to 0% after four years.

Example

Here's an example of what you would pay in expenses if you invested
$10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an example-actual and performance may vary.

                                      1 year        3 years       5 years       10 years
                                      _______       _______       _______       _______
If you sell your shares               $641          $942          $1,270        $2,555**
If you don't sell your shares:
     ING Growth*                      $241          $742          $1,270        $2,555**

_______________

* There is no contingent deferred sales load payable upon the redemption of the ING Growth shares deposited in the Trust. However, the maximum sales charge on the Units, and therefore indirectly on the ING Growth shares is 5.0% in the secondary market.

**Class T shares convert to Class A Shares after year 8 or on June 2, 1998, whichever is later. This figure uses Class A expenses for years 9 and 10.

What are ING Growth's Investment Objectives and Policies?

ING Growth's investment objective is long-term growth of capital. The investment objective of ING Growth may be changed by ING Growth's Trustees without shareholder approval. There can, of course, be no guarantee that the investment objectives of ING Growth will be achieved, due to the uncertainty inherent in all investments. The Fund invests primarily in U.S. companies that the portfolio manager feels have above-average prospects for growth. Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap or small-cap companies. The portfolio managers use a "topdown" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit the most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This top down approach is combined with rigorous fundamental research (a bottoms up approach) to guide stock selection and portfolio structure.

Risks. A Unit holder could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

- Price Volatility-The value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

- Market Trends-From time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

- Inability to Sell Securities-Securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

More Information About Risks. All mutual funds involve risk-some more than others-and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information (SAI).

Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Adviser or Sub-Adviser of a Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

Principal Risks. Investments In Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

The Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure of securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

Inability To Sell Securities. Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

High Yield Securities. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

Corporate Debt Securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

Convertible Securities. The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

Other Investment Companies. The Fund may invest up to 10% of its assets in other investment companies. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Interests In Loans. The Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

Derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. The Fund may or may not invest in these types of derivatives, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

Other Risks.

Emerging Markets Investments. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

Restricted and Illiquid Securities. The Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Mortgage-Related Securities. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

U.S. Government Securities. Some U.S. Government agency securities may be subject to varying degrees of credit risk, particularly those that are not backed by the full faith and credit of the United States Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

Repurchase Agreements. The Fund may enter into repurchase agreements, which involve the purchase by the Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

Temporary Defensive Strategies. When the Adviser or Sub-Adviser to the Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

Borrowing. The Fund may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Reverse Repurchase Agreements and Dollar Rolls. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

Short Sales. The Fund may make short sales. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

Pairing Off Transactions. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

Percentage and Rating Limitations. Unless otherwise stated, the percentage limitations in this prospectus apply at the time of investment.

Code of Ethics. The ING Fund and the Distributor have adopted a Code of Ethics governing personal trading activities of all Directors, officers of the ING Fund and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear all security transactions with the ING Fund's Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

Who is the Investment Advisor of ING Growth?

ING Investments, LLC ("ING" or "ING Investments"), formerly ING Pilgrim Investments LLC ("ING Pilgrim"), an Arizona limited liability company, serves as the investment adviser to the Fund. ING has overall responsibility for the management of the Fund. ING provides or oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING is registered with the Securities and Exchange Commission ("SEC") as an investment adviser. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

Prior to April 30, 2001, ING Mutual Funds Management Co. LLC ("IMFC") served as investment adviser to certain of the ING Funds. On April 30, 2001, IMFC, an indirect wholly-owned subsidiary of ING Group that had been under common control with ING Investments.

As of December 31, 2001, ING managed over $17.6 billion in assets. ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale,
Arizona 85258. ING receives a monthly fee for its services based on the average daily net assets of the Fund. The fee paid by ING Growth is .95% of its average daily net assets.

The following individuals share responsibility for the day-to-day management of the Fund.

Mary Lisanti, Executive Vice President and Chief Investment Officer-Domestic Equities of ING, has served as Senior Portfolio Manager of ING Growth since November 1998. Prior to joining ING Pilgrim in October 1999, Ms. Lisanti was Executive Vice President and Chief Investment Officer-Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. From 1996 to 1998, Ms.

Lisanti was a Portfolio Management at Strong Capital Management. From 1993 to 1996, Ms. Lisanti was Managing Director and Head of Small-and Mid-Capitalization Equity Strategies at Bankers Trust Corp.

Jeffrey Bernstein, Senior Vice President of ING, has served as a Senior Portfolio Manager of ING Growth since November 1998. Prior to joining ING Pilgrim in October 1999, Mr. Bernstein was a Portfolio Manager at Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. Prior to May 1998, Mr. Bernstein was a Portfolio Manager at Strong Capital Management. From 1995 to 1997, Mr. Bernstein was a Portfolio Manager at Berkeley Capital.

THE RULE 12B-1 FEES IMPOSED ON SHARES HELD IN THE TRUST ARE REBATED TO THE TRUST AND ARE USED TO REDUCE EXPENSES OF THE TRUST RESULTING IN INCREASED DISTRIBUTIONS TO UNIT HOLDERS. UNIT HOLDERS WHO ACQUIRE SHARES OF ING GROWTH THROUGH REINVESTMENT OF DIVIDENDS OR DISTRIBUTIONS OR THROUGH REINVESTMENT AT THE TRUST'S TERMINATION WILL BEGIN TO INCUR RULE 12B-1 FEES AT SUCH TIME AS SHARES ARE ACQUIRED.

What are Some Additional Considerations for Investors?

Investors should be aware of certain other considerations before making a decision to invest in the Trust described herein.

The Sponsor has obtained an exemptive order of the Securities and Exchange Commission to enable it to deposit ING Growth shares purchased for deposit in the Trust. Under the terms of the exemptive order, the Sponsor has agreed to take certain steps to ensure that investment in ING Growth shares is equitable to all parties and particularly that the interests of the Unit holders are protected. ING Growth has agreed to waive any sales charge, including any contingent deferred sales load, on shares sold to the Trust. Furthermore, First Trust Advisors L.P. has agreed to waive its usual fee for acting as Evaluator of the Trust's portfolio with respect to that portion of the portfolio comprised of ING Growth shares, since information with respect to the price of ING Growth's shares is readily available to it. In addition, the Indenture requires the Trustee to vote all shares of ING Growth held in the Trust in the same manner and ratio on all proposals as the vote of owners of ING Growth shares not held by the Trust.

The value of ING Growth's shares, like the value of the Treasury Obligations, will fluctuate over the life of the Trust and may be more or less than the price at which they were deposited in the Trust. ING Growth's shares may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting the securities in which it is invested and the success of ING Growth's management in anticipating or taking advantage of such opportunities as they may occur. However, the Sponsor believes that, upon termination of the Trust, even if the ING Growth shares deposited in the Trust are worthless, an event which the Sponsor considers highly unlikely, the Treasury Obligations will provide sufficient principal to at least equal $1.00 per Unit (which is equal to the per Unit value upon maturity of the Treasury Obligations) for those individuals purchasing on the Initial Date of Deposit (or any other Date when the value of the Units is $1.00 or less). This feature of the Trust provides Unit holders with principal protection, although they might forgo any earnings on the amount invested. To the extent that Units are purchased at a price less than $1.00 per Unit, this feature may also provide a potential for capital appreciation.

Unless a Unit holder purchases Units of the Trust on a date when the value of the Units is $1.00 or less, total distributions, including distributions made upon termination of the Trust, may be less than the amount paid for a Unit.

The Trustee will have no power to vary the investments of the Trust, i.e., the Trustee will have no managerial power to take advantage of market variations to improve a Unit holder's investment but may dispose of Securities only under limited circumstances. Of course, the portfolio of ING Growth included in the Trust will be changing as the Investment Adviser attempts to achieve ING Growth's objectives.

To the best of the Sponsor's knowledge, there is no litigation pending as of the date of this Part Two Prospectus in respect of any Security which might reasonably be expected to have a material adverse effect on the Trust. Litigation may be instituted on a variety of grounds with respect to the Securities. The Sponsor is unable to predict whether any such litigation will be instituted, or if instituted, whether such litigation might have a material adverse effect on the Trust.

                             PUBLIC OFFERING

How is the Public Offering Price Determined?

Units are offered at the Public Offering Price. The Public Offering Price is based on the aggregate bid side evaluation of the Treasury Obligations and the net asset value of the ING Growth shares in the Trust, plus or minus cash, if any, in the Principal Account held or owned by the Trust, plus a maximum sales charge of 5.0% of the Public Offering Price (equivalent to 5.263% of the net amount invested) divided by the number of outstanding Units of the Trust.

The minimum purchase of the Trust is $1,000. The applicable sales charge is reduced by a discount as indicated below for volume purchases:

                                             Percent of         Percent of
                                             Offering           Net Amount
Number of Units                              Price              Invested
____________________                         __________         __________
  100,000 but less than    250,000            .25%               .2506%
  250,000 but less than    500,000            .50%               .5025%
  500,000 but less than    750,000           1.00%              1.0101%
  750,000 but less than 1,000,000            1.25%              1.2658%
1,000,000 or more                            1.50%              1.5228%

Any such reduced sales charge shall be the responsibility of the party making the sale. The reduced sales charge structure will apply on all purchases of Units in the Trust by the same person on any one day from the broker/dealer, bank or other selling agent. Additionally, Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age will be deemed, for the purposes of calculating the applicable sales charge, to be additional purchases by the purchaser. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account. With respect to the employees, officers and directors (including their immediate families and trustees, custodians or a fiduciary for the benefit of such person) of the Sponsor and broker/dealers, banks or other selling agents and their subsidiaries, the sales charge is reduced by 2% of the Public Offering Price.

The Public Offering Price of Units on the date of this Part Two Prospectus may vary from the amount stated under "Summary of Essential Information" in Part One of the Prospectus in accordance with fluctuations in the prices of the underlying Securities. The aggregate value of the Units of the Trust shall be determined (a) on the basis of the bid prices of the Treasury Obligations and the net asset value of the ING Growth shares therein plus or minus a pro rata share of cash, if any, in the Principal Account of the Trust, (b) if net bid prices are not available for the Treasury Obligations, on the basis of bid prices for comparable securities, (c) by determining the value of the Treasury Obligations on the bid side of the market by appraisal, or (d) by any combination of the above.

The Public Offering Price will be equal to the bid price per Unit of the Treasury Obligations and the net asset value of the ING Growth shares therein plus or minus a pro rata share of cash, if any, in the Principal Account of the Trust plus the applicable sales charge.

Although you are not required to pay for your Units until three business days following your order (the "date of settlement"), you may pay before then. You will become the owner of Units ("Record Owner") on the date of settlement if payment has been received. If you pay for your Units before the date of settlement, we may use your payment during this time and it may be considered a benefit to us, subject to the limitations of the Securities Exchange Act of 1934. Delivery of Certificates representing Units so ordered will be made on the date of settlement relating to such order or shortly thereafter. See "Rights of Unit Holders-How May Units be Redeemed?" for information regarding the ability to redeem Units ordered for purchase.

How are Units Distributed?

Units repurchased in the secondary market may be offered by this Part Two Prospectus at the public offering price determined in the manner described above.

Secondary market sales will be made to dealers and others at prices which represent a concession or agency commission of 3.1% of the Public Offering Price. However, resales of Units of the Trust by such dealers and others to the public will be made at the Public Offering Price described in the prospectus. The Sponsor reserves the right to change the amount of the concession or agency commission from time to time.

Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in the amounts indicated in the third preceding sentence.

What are the Sponsor's Profits?

In maintaining a market for the Units, the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price includes a sales charge of 5.0%) or redeemed. The secondary market public offering price of Units may be greater or less than the cost of such Units to the Sponsor.

                         RIGHTS OF UNIT HOLDERS

How is Evidence of Ownership Issued and Transferred?

The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units may be evidenced by registered certificates executed by the Trustee and the Sponsor. Delivery of certificates representing Units ordered for purchase is normally made shortly thereafter. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. Certificates to be redeemed must be properly endorsed or accompanied by a written instrument or instruments of transfer. A Unit holder must sign exactly as his name appears on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof, numbered serially for purposes of identification.

Unit holders may elect to hold their Units in uncertificated form. The Trustee will maintain an account for each such Unit holder and will credit each such account with the number of Units purchased by that Unit holder. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send to the registered owner of Units a written initial transaction statement containing a description of the Trust; the number of Units issued or transferred; the name, address and taxpayer identification number, if any, of the new registered owner; a notation of any liens and restrictions of the issuer and any adverse claims to which such Units are or may be subject or a statement that there are no such liens, restrictions or adverse claims; and the date the transfer was registered. Uncertificated Units are transferable through the same procedures applicable to Units evidenced by certificates (described above), except that no certificate need be presented to the Trustee and no certificate will be issued upon the transfer unless requested by the Unit holder. A Unit holder may at any time request the Trustee to issue certificates for Units.

Although no such charge is now made or contemplated, a Unit holder may be required to pay a nominal fee to the Trustee per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or exchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder may be required to furnish indemnity satisfactory to the Trustee and pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

How are Income and Principal Distributed?

The Trustee will distribute any net income (other than accreted interest) received with respect to any of the Securities in the Trust on or about the Distribution Dates to Unit holders of record on the preceding Record Date. See "Summary of Essential Information" in Part One of the Prospectus. Proceeds received from rebated Rule 12b-1 fees or on the sale of any Securities in the Trust, to the extent not used to meet redemptions of Units or pay expenses, will be distributed at least annually on each Distribution Date to Unit holders of record on the preceding Record Date. Income with respect to the original issue discount on the Treasury Obligations in the Trust, will not be distributed currently, although Unit holders will be subject to Federal income tax as if a distribution had occurred. See "What is the Federal Tax Status of Unit Holders?"

The Record Dates and Distribution Dates were established so as to occur shortly after the record dates and the payment dates of ING Growth. ING Growth normally pays quarterly dividends of its net investment income.
Net realized capital gains, if any, will be distributed at least annually.

Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of any distribution made by the Trust if the Trustee has not been furnished the Unit holder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unit holder under certain circumstances by contacting the Trustee, otherwise the amount may be recoverable only when filing a tax return. Under normal circumstances the Trustee obtains the Unit holder's tax identification number from the selling broker. However, a Unit holder should examine his or her statements from the Trustee to make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one should be provided as soon as possible.

Within a reasonable time after the Trust is terminated, each Unit holder will, upon surrender of his Units for redemption, receive: (i) the number of shares of ING Growth attributable to his Units, which will be distributed "in-kind" directly to his account, rather than redeemed,
(ii) a pro rata share of the amounts realized upon the disposition of the Treasury Obligations and (iii) a pro rata share of any other assets of the Trust, less expenses of the Trust, subject to the limitation that Treasury Obligations may not be sold to pay for Trust expenses. Not less than 60 days prior to the termination of the Trust, Unit holders will be offered the option of having the proceeds from the disposition of the Treasury Obligations in the Trust invested, at the net asset value on the date such proceeds become available to the Trust, in additional shares of ING Growth at net asset value. Such shares will not be subject to a sales charge or a contingent deferred sales load but such shares will incur Rule 12b-1 fees as do all other shares held directly by investors in ING Growth. Unless a Unit holder indicates that he or she wishes to reinvest such amounts, they will be paid in cash, as indicated above. A Unit holder may, of course, at any time after the shares are distributed to his or her account, instruct ING Growth to redeem all or a portion of the shares in his or her account. Shares of ING Growth, as more fully described in its prospectus, will be redeemed at the then current net asset value. If within 180 days of the termination of the Trust a registered owner of Units has not surrendered the Units, the Trustee shall liquidate the shares of ING Growth held for such owner and hold the funds to which such owner is entitled until such Units are surrendered.

The Trustee will credit to the Income Account of the Trust any dividends, distributions or rebated Rule 12b-1 fees received on the ING Growth shares therein. All other receipts (e.g. return of principal, etc.) are credited to the Principal Account of the Trust.

The Trustee may establish reserves (the "Reserve Account") within the Trust for state and local taxes, if any, and any governmental charges payable out of the Trust.

How Can Distributions to Unit Holders be Reinvested?

Each Unit holder of the Trust will have distributions of principal or income automatically invested in ING Growth shares (if Units are properly registered in the name of the Unit holder) deposited at such share's net asset value next computed, unless he or she indicates at the time of purchase, or subsequently notifies the Trustee in writing, that he or she wishes to receive cash payments. Shares of ING Growth obtained through reinvestment will not be subject to a sales charge or a contingent deferred sales load, although such shares will incur Rule 12b-1 fees as do all other shares held directly by investors in ING Growth. Reinvestment by the Trust in ING Growth shares will normally be made as of the payable date of the Trust after the Trustee deducts therefrom the expenses of the Trust.

Additional information with respect to the investment objectives and the management of ING Growth is contained in its prospectus, which can be obtained from the Sponsor or any broker/dealer with a currently effective sales agreement with Advest, Inc.

Unit holders who are receiving distributions in cash may elect to participate in the automatic reinvestment feature by filing with the Trustee an election to have such distributions reinvested without a sales charge. Such election must be received by the Trustee at least ten days prior to the Record Date applicable to any distribution in order to be in effect for such Record Date. Any such election shall remain in effect until a subsequent notice is received by the Trustee.

Exchange Privilege. THE EXCHANGE PRIVILEGE DOES NOT APPLY TO ING GROWTH SHARES IN THE TRUST'S PORTFOLIO, ONLY TO A UNIT HOLDER'S REINVESTMENT ACCOUNT.

A Unit Holder may exchange shares of the Fund for shares of the same class of any other ING Fund, without paying any additional sales charge, except that Class A shares of the Money Market Fund for which no sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another Fund. In addition, Class T shares of any Fund may be exchanged for Class B shares of the Money Market Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Fund is intended for long-term investment and not as a short-term trading vehicle. The advisor may prohibit excessive exchanges (more than four per year). The advisor also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

A Unit holder who wishes to make an exchange should first obtain and review a current prospectus of the fund into which he or she wishes to exchange. All exchanges shall be governed by the then current prospectus of The ING Funds. Broker/dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee may be avoided by making requests for exchange directly to the Transfer Agent of ING Growth.

What Reports Will Unit Holders Receive?

The Trustee shall furnish Unit holders in connection with each distribution a statement of the amount of income, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per 1,000 Units. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of the Trust the following information in reasonable detail: (1) a summary of transactions in the Trust for such year; (2) any Securities sold during the year and the Securities held at the end of such year by the Trust;
(3) the redemption price per 1,000 Units based upon a computation thereof on the 31st day of December of such year (or the last business day prior thereto); and (4) amounts of income and capital distributed during such year.

How May Units be Redeemed?

A Unit holder may redeem all or a portion of his or her Units by tender to the Trustee at its corporate trust office in the City of New York of the certificates representing the Units to be redeemed, or in the case of uncertificated Units, delivery of a request for redemption, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed as explained above (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates), and payment of applicable governmental charges, if any. No redemption fee will be charged. On the third business day following such tender the Unit holder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per 1,000 Units next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee (if such day is a day on which the New York Stock Exchange is open for trading), except that as regards Units received after 4:00 p.m. Eastern time (or as of any earlier time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time), the date of tender is the next day on which the New York Stock Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day. Units so redeemed shall be cancelled.

Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unit holder's tax identification number in the manner required by such regulations. For further information regarding this withholding, see "Rights of Unit Holders-How are Income and Principal Distributed?" In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.

Any amounts paid on redemption representing income shall be withdrawn from the Income Account of the Trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Principal Account of the Trust.

The Trustee is empowered to sell Securities of the Trust in order to make funds available for redemption. To the extent that Securities are sold, the size and diversity of the Trust will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. Shares of ING Growth will be sold to meet redemptions of Units before Treasury Obligations, although Treasury Obligations may be sold if the Trust is assured of retaining a sufficient principal amount of Treasury Obligations to provide funds upon maturity of the Trust at least equal to $1.00 per Unit.

The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the Treasury Obligations and the net asset value of the ING Growth shares in the Trust plus or minus cash, if any, in the Principal Account of the Trust. The Redemption Price per 1,000 Units is the pro rata share of each Unit determined by the Trustee by adding: (1) the cash on hand in the Trust other than cash deposited in the Trust to purchase Securities not applied to the purchase of such Securities; (2) the aggregate value of the Securities (including "when issued" contracts, if any) held in the Trust, as determined by the Evaluator on the basis of bid prices of the Treasury Obligations and the net asset value of the ING Growth shares next computed; and (3) dividends receivable on ING Growth shares trading ex-dividend as of the date of computation and amounts accrued, if any, for rebated Rule 12b-1 fees; and deducting therefrom: (1) amounts representing any applicable taxes or governmental charges payable out of the Trust; (2) an amount representing estimated accrued expenses of the Trust, including but not limited to fees and expenses of the Trustee (including legal and auditing fees), the Evaluator, the Supervisor and counsel fees, if any; (3) cash held for distribution to Unit holders of record of the Trust as of the business day prior to the evaluation being made; and (4) other liabilities incurred by the Trust; and finally dividing the results of such computation by the number of Units of the Trust outstanding as of the date thereof.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or any emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Under certain extreme circumstances, the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

How May Units be Purchased by the Sponsor?

The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before 1:00 p.m. in the City of New York on the same business day and by making payment therefor to the Unit holder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units. In the event the Sponsor does not purchase Units, the Trustee may sell Units tendered for redemption in the over-the-counter market, if any, as long as the amount to be received by the Unit holder is equal to the amount he or she would have received on redemption of the Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then effective prospectus describing such Units. Any profit or loss resulting from the resale or redemption of such Units will belong to the Sponsor.

How May Securities be Removed from the Trust?

The portfolio of the Trust is not "managed" by the Sponsor or the Trustee; their activities described herein are governed solely by the provisions of the Indenture. The Indenture provides that the Sponsor may (but need not) direct the Trustee to dispose of a Security in the unlikely event that an issuer of a Security defaults in the payment of dividends or interest or there exist certain other materially adverse conditions described in the Indenture.

The Trustee may also sell Securities designated by the Sponsor, or if not so directed, in its own discretion, for the purpose of redeeming Units of the Trust tendered for redemption and the payment of expenses; provided, however, that in the case of Securities sold to meet redemption requests, Treasury Obligations may only be sold if the Trust is assured of retaining a sufficient principal amount of Treasury Obligations to provide funds upon maturity of the Trust at least equal to $1.00 per Unit. Treasury Obligations may not be sold to meet Trust expenses.

            INFORMATION AS TO SPONSOR, TRUSTEE AND EVALUATOR

Who is the Sponsor?

First Trust Portfolios L.P. (formerly known as Nike Securities L.P.), the Sponsor, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios L.P., an Illinois limited partnership formed in 1991, acts as Sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. First Trust introduced the first insured unit investment trust in 1974 and to date more than $40 billion in First Trust unit investment trusts have been deposited. The Sponsor's employees include a team of professionals with many years of experience in the unit investment trust industry. The Sponsor is a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation and has its principal offices at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number (630) 241-4141. As of December 31, 2001, the total partners' capital of First Trust Portfolios L.P. was $17,560,001 (audited). This paragraph relates only to the Sponsor and not to the Trust or to any series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.

Code of Ethics. The Sponsor and each Trust have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to a Trust.

Who is the Trustee?

The Trustee is JPMorgan Chase Bank with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 Chase MetroTech Center, 3rd floor, Brooklyn, New York 11245. Unit holders who have questions regarding the Trusts may call the Customer Service Help Line at 1-800-682-7520. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The Trustee, whose duties are ministerial in nature, has not participated in the selection of the Securities. For information relating to the responsibilities of the Trustee under the Indenture, reference is made to the material set forth under "Rights of Unit
Holders."

The Trustee and any successor trustee may resign by executing an instrument in writing and filing the same with the Sponsor and mailing a copy of a notice of resignation to all Unit holders. Upon receipt of such notice, the Sponsor is obligated to appoint a successor trustee promptly. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. If upon resignation of a trustee no successor has accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor Trustee. The Trustee must be a banking corporation organized under the laws of the United States or any State and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Limitations on Liabilities of Sponsor and Trustee

The Sponsor and the Trustee shall be under no liability to Unit holders for taking any action or for refraining from taking any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith, gross negligence (ordinary negligence in the case of the Trustee) or reckless disregard of their obligations and duties. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

If the Sponsor shall fail to perform any of its duties under the Indenture or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, or (b) terminate the Indenture and liquidate the Trust as provided herein, or (c) continue to act as Trustee without terminating the Indenture.

Who is the Evaluator?

The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The Evaluator's address is 1001 Warrenville Road, Lisle, Illinois 60532. The Evaluator may resign or may be removed by the Sponsor and the Trustee, in which event the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unit holders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                            OTHER INFORMATION

How May the Indenture Be Amended or Terminated?

The Sponsor and the Trustee have the power to amend the Indenture without the consent of any of the Unit holders when such an amendment is
(1) to cure any ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein; (2) to make any amendment required by any governmental agency; or (3) to make such other provisions as shall not adversely affect the interest of the Unit holders (as determined in good faith by the Sponsor and the Trustee).

The Indenture provides that the Trust shall terminate upon the maturity, redemption or other disposition of the last of the Treasury Obligations held in the Trust but in no event beyond the Mandatory Termination Date indicated under "Summary of Essential Information" in Part One of the Prospectus. The Trust may be liquidated at any time by consent of 100% of the Unit holders of the Trust or by the Trustee in the event that Units of the Trust not yet sold aggregating more than 60% of the Units of the Trust are tendered for redemption by the Underwriters, including the Sponsor. If the Trust is liquidated because of the redemption of unsold Units of the Trust by the Underwriters, the Sponsor will refund to each purchaser of Units of the Trust the entire sales charge paid by such purchaser. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders of the Trust. Within a reasonable period after termination, the Trustee will follow the procedures set forth under "Rights of Unit Holders-How are Income and Principal Distributed?"

Legal Opinions

The legality of the Units offered hereby and certain matters relating to federal tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Carter, Ledyard & Milburn will act as counsel for the Trustee and as special New York tax counsel for the Trust.

Experts

The financial statements of the Trust for the period set forth in and included as part of Part One of this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The financial statements for periods prior to that audited by Deloitte & Touche LLP were audited by other auditors whose report expressed an unqualified opinion on those financial statements.

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Page 22


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Page 23


CONTENTS:

The Advantage Growth and Treasury Securities Trust:
What is The Advantage Growth and Treasury
Securities Trust?                                         3
What are the Expenses and Charges?                        3
What is the Federal Tax Status of Unit Holders?           4
Are Investments in the Trust Eligible
   for Retirement Plans?                                  6
Portfolio:
   What are Zero Coupon Treasuries?                       6
   What is the ING Growth Opportunities Fund?             6
   Selected per Share Data and Ratios for a
      ING Growth Share Outstanding
      throughout the Period                               7
   What are ING Growth's Investment
      Objectives and Policies?                            8
   Who is the Investment Advisor of ING Growth?          12
   What are Some Additional Considerations
      for Investors?                                     13
Public Offering:
   How is the Public Offering Price Determined?          14
   How are Units Distributed?                            14
   What are the Sponsor's Profits?                       15
Rights of Unit Holders:
   How is Evidence of Ownership Issued
      and Transferred?                                   15
   How are Income and Principal Distributed?             15
   How Can Distributions to Unit Holders
      be Reinvested?                                     16
   What Reports Will Unit Holders Receive?               17
   How May Units be Redeemed?                            17
   How May Units be Purchased by the Sponsor?            18
   How May Securities be Removed from the Trust?         18
Information as to Sponsor, Trustee and Evaluator:
   Who is the Sponsor?                                   19
   Who is the Trustee?                                   19
   Limitations on Liabilities of Sponsor and Trustee     20
   Who is the Evaluator?                                 20
Other Information:
   How May the Indenture be Amended or Terminated?       20
   Legal Opinions                                        21
   Experts                                               21

                                  ___________

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE FUND HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

                             FIRST TRUST(R)

           The Advantage Growth and Treasury Securities Trust

                               Prospectus
                                Part Two
                              July 31, 2002

                       First Trust Portfolios L.P.

                    1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532
                             1-630-241-4141

                                Trustee:

                           JPMorgan Chase Bank

                   4 Chase MetroTech Center, 3rd floor
                        Brooklyn, New York 11245
                             1-800-682-7520

                          THIS PART TWO MUST BE
                        ACCOMPANIED BY PART ONE.

                      PLEASE RETAIN THIS PROSPECTUS
                          FOR FUTURE REFERENCE

Page 24



              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT

     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Auditors

                               S-1

                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Advantage Growth and Treasury Securities Trust, Series 1, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on July 31, 2002.

                           THE ADVANTAGE GROWTH AND TREASURY
                              SECURITIES TRUST, SERIES 1
                                      (Registrant)
                           By  FIRST TRUST PORTFOLIOS, L.P.
                                      (Depositor)

                           By  Robert M. Porcellino
                               Senior Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following person in the capacity and on the date indicated:

       NAME                  TITLE*                 DATE

David J. Allen              Director           )
                            of The Charger     )
                            Corporation, the   )  July 31, 2002
                            General Partner of )
                            First Trust        )
                            Portfolios, L.P.   )
                                               )
Judith M. Van Kampen        Director           )
                            of The Charger     )  Robert M. Porcellino
                            Corporation, the   )  Attorney-in-Fact**
                            General Partner of )
                            First Trust        )
                            Portfolios, L.P.   )

Karla M. Van Kampen-Pierre  Director           )
                            of The Charger     )
                            Corporation, the   )
                            General Partner of )
                            First Trust        )
                            Portfolios, L.P.   )

David G. Wisen              Director           )
                            of The Charger     )
                            Corporation, the   )
                            General Partner of )
                            First Trust        )
                            Portfolios, L.P.   )

*    The title of the person named herein represents his capacity
     in   and  relationship  to  First  Trust  Portfolios,  L.P.,
     Depositor.

** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of The First Trust Combined Series 258 (File No. 33-63483) and the same is hereby incorporated herein by this reference.

                               S-2

                  INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment to this Registration Statement of The Advantage Growth and Treasury Securities Trust of our report dated July 15, 2002 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.




Deloitte & Touche LLP


Chicago, Illinois
July 29, 2002